Supplement dated December 29, 2025, to the Prospectus dated May 1, 2002, for the MONY Survivorship Variable Universal Life policies

issued by Equitable Financial Life Insurance Company of America
Equitable America Variable Account L

This Supplement amends certain information in your variable life insurance policy (“Policy”) prospectus (the “Prospectus”). Please read this Supplement carefully and keep it with your Prospectus for future reference.

Important Notice Regarding the Reorganization of the Invesco V.I. Global Core Equity Fund

The Board of Trustees of Invesco V.I. Global Core Equity Fund (the “Target Fund”), approved an Agreement and Plan of Reorganization pursuant to which the Target Fund would transfer all or substantially all of its assets and liabilities to Invesco V.I. Global Fund (the “Acquiring Fund”), in exchange for shares of the Acquiring Fund that would be distributed to the Target Fund shareholders (the “Reorganization”). The Reorganization is subject to approval and will be submitted to Target Fund’s shareholders for their consideration at a special shareholder meeting to be held on or about April 13, 2026. If approved, the Reorganization is expected to take place on or about the close of business on April 24, 2026 (the “Closing Date”). The Target Fund and corresponding Acquiring Fund are shown in the table below:

Target Fund and Corresponding Share Class	Acquiring Fund and Corresponding Share Class
Invesco V.I. Global Core Equity Fund - Series I	Invesco V.I. Global Fund - Series I

Shareholders of the Target Fund will vote on the Reorganization, and a Reorganization will only occur if approved. On the Closing Date, after the close of business, your policy value in the subaccount invested in the Target Fund at the time of the Reorganization will become invested in the subaccount that invests in the corresponding class of the Acquiring Fund, and the Target Fund will liquidate, cease operations, and will no longer be available for investment.

A combined Proxy Statement/Prospectus will be sent to Policy Owners invested in the Target Fund requesting their vote on the proposal, which will include a full discussion of the Reorganization and the factors the Board of Trustees considered in approving the proposal.

Your rights and obligations under the Policy and your policy value will not change as a result of the Reorganization. The fees and charges under the Policy will not change and there are no tax consequences to you as a result of the Reorganization.

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As of the Closing Date, this Supplement amends your Prospectus by removing all references to the Target Fund as an investment option under the Policy. As of the Closing Date, the Acquiring Fund will be added as an investment option under your Policy.

If you have any questions regarding this Supplement or if you wish to receive prospectuses for the Target Fund, or other Funds available under your Policy, contact us by writing or calling Protective Life at P.O. Box 1854, Birmingham, AL 35201-1854 or toll free at (800) 487-6669. You may also obtain Acquired Fund and other Fund prospectuses online at www.protective.com/productprospectus by selecting your Policy then “Investment Options.” Please work with your financial representative to determine if your existing allocation instructions should be changed before or after the Closing Date.